OPERATIONS OF TRAUMA HEALING CENTERS - Disclosure of detailed information about Operating income (loss) of THCI and loss from remeasurement of assets and liabilities classified as held for sale (Details) - CAD ($)
$ in Thousands
	2 Months Ended	12 Months Ended
	Oct. 16, 2018	Aug. 31, 2020	Aug. 31, 2019
Revenue
Sales		$ 86,795	$ 80,413
Cost of sales		105,004	42,521
Expenses
General and administrative		27,996	18,593
Sales and marketing		16,528	14,625
Total expenses		89,020	42,982
Investment income (expense)		308	662
Income (loss) from operations		$ (146,628)	(5,875)
Loss from discontinued operations			$ (38)
Trauma Healing Centers [Member]
Revenue
Sales	$ 138
Cost of sales	54
Gross margin from discontinued operations	84
Expenses
General and administrative	75
Total expenses	75
Investment income (expense)	0
Income (loss) from operations	9
Loss on remeasurement to fair value less costs to sell	(47)
Loss from discontinued operations	$ (38)